                                                                    EXHIBIT 31.1

                                  CERTIFICATION

I, Ron E. Hooper, certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Permian Basin Royalty Trust, for which Bank of America, N.A., acts of Trustee;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect tot he period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the periods presented in this quarterly report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), or for causing such controls and procedures to be established and maintained, for the registrant and I have:

                  a) designed such disclosure controls and procedures, or cause of such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

                  c) disclosed in this quarterly report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to this registrant's auditors:

                  a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affected the registrant's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

In giving the certifications in paragraphs 4 and 5 above, I have relied to the extent I consider reasonable on information provided to me by Burlington Resources Oil & Gas Company and River Hill Energy Corporation.

                                 BANK OF AMERICA, N.A., TRUSTEE FOR
                                 PERMIAN BASIN ROYALTY TRUST

Date:  November 12, 2003         By:  /s/  Ron E. Hooper
                                      --------------------------------
                                      Ron E. Hooper,
                                      Senior Vice President, Royalty Management
                                      Bank of America, N.A.